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                                                                    Exhibit 10.3
                                                               EXECUTION VERSION

                FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

        This First Amendment (this "AMENDMENT") to the Pledge and Security Agreement referenced below is entered into as of December 23, 2004, by ABFS Warehouse Trust 2004-2, a Delaware statutory trust (the "GRANTOR"), ABFS 2003-2, Inc., a Delaware corporation ("2003-2, INC.") and The Patriot Group, LLC, a Delaware limited liability company (the "SECURED PARTY").

                                R E C I T A L S:

        WHEREAS, the Grantor and the Secured Party are parties to the Pledge and Security Agreement, dated as of November 15, 2004 (the "PLEDGE AGREEMENT"), whereby the Grantor granted the Secured Party a security interest in the Grantor's 100% ownership interest in the issued and outstanding capital stock of 2003-2, Inc.;

        WHEREAS, simultaneously with the execution of this First Amendment to Pledge and Security Agreement, the Grantor, certain affiliates of the Grantor and the Secured Party are entering into an amendment and restatement of the Repurchase Agreement (such agreement, the "AMENDED AND RESTATED REPURCHASE AGREEMENT"); and

        WHEREAS, the Grantor and the Secured Party have agreed that 2003-2, Inc. shall: (i) become a party to the Pledge Agreement for the purpose of making the covenants contained in paragraph 1(c) below in this Amendment, (ii) agree not to pledge certain residual certificates described below collectively referred to as the "2003-2 IO" (except pursuant to the existing pledge in favor of EMC), and
(iii) agree not to incur indebtedness or guarantees other than the existing obligation to EMC, on the terms and subject to the conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      AMENDMENTS TO PLEDGE AGREEMENT

                (a) 2003-2, Inc. is hereby joined as a party to the Pledge Agreement.

                (b) SECTION 1 OF THE PLEDGE AGREEMENT. The following defined term is hereby added to Section 1 of the Pledge Agreement in appropriate alphabetical order:

                        "2003-2 IO" means, collectively, Certificate Nos. X-1,
                P-1 and R-1, issued by ABFS Mortgage Loan Trust 2003-2.

                (c)     SECTION 7A OF THE PLEDGE AGREEMENT. The following new
Section 7A is added to the Pledge Agreement:

                        SECTION 7A. COVENANTS OF 2003-2, INC. In addition to
                other covenants and agreements set forth herein and in the other Financing Documents, 2003-2, Inc. covenants and agrees as follows:

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                (a)     The 2003-2 IO shall not be pledged except pursuant to
the existing pledge in favor of EMC Mortgage Corporation.

                (b) 2003-2, Inc. shall not incur indebtedness or guarantees other than the existing obligation to EMC Mortgage Corporation.

                (c) 2003-2, Inc. and the Grantor shall deliver a payment direction letter, in form and substance satisfactory to the Secured Party in its sole discretion, to the paying agent for the related securitization with respect to all principal, interest, dividends or other distributions to be paid with respect to the 2003-2 IO and shall not modify such letter without the prior written consent of the Secured Party.

        2. DEFINED TERMS. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Pledge Agreement.

        3. MODIFICATION OF PLEDGE AGREEMENT. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or modification of any other term or condition of the Pledge Agreement, the other Program Documents or any of the documents referred to therein or executed in connection therewith except as provided in Section 1 hereof or (b) prejudice any right or rights the Secured Party may now have or may have in the future under or in connection with the Pledge Agreement, the other Program Documents or any documents referred to therein or executed in connection therewith.

        4. CONSTRUCTION. This Amendment is a document executed pursuant to the Pledge Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. Whenever the Pledge Agreement is referred to in any of the Program Documents, it shall be deemed to mean the Pledge Agreement, as modified by this Amendment.

        5. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

        6. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 21 (Governing
Law) of the Pledge Agreement, which terms and provisions are incorporated herein by reference.

        7. AMENDMENT NOT A NOVATION. Except as hereby amended, no other term, condition or provision of the Pledge Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

        8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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        9.      ACKNOWLEDGMENT AND AGREEMENT. The Grantor and 2003-2, Inc.
hereby acknowledge and agree that the Secured Obligations include the Seller's obligations to the Buyer under the Amended and Restated Repurchase Agreement.

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        IN WITNESS WHEREOF, the Grantor, 2003-2, Inc. and the Secured Party have caused this First Amendment to the Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                GRANTOR

                                ABFS Warehouse Trust 2004-2

                                By:     WILMINGTON TRUST COMPANY not in its
                                individual capacity but solely as owner trustee of the Grantor

                                By:     /s/ Jeffrey J. Rossi
                                   ---------------------------------------------
                                Name:  Jeffrey J. Rossi
                                Title: Senior Financial Services Officer


                                ABFS 2003-2, INC.


                                By:     /s/ Jeffrey M. Ruben
                                   ---------------------------------------------
                                Name:  Jeffrey M. Ruben
                                Title: Executive Vice President


                                SECURED PARTY

                                THE PATRIOT GROUP, LLC


                                By:     /s/ Jonathan Kane
                                   ---------------------------------------------
                                Name:  Jonathan Kane
                                Title: Senior Vice President


         First Amendment to Pledge Agreement for ABFS 2003-2, Inc. Stock